Exhibit 10.1

AMENDMENT NO. 7

to

SECOND AMENDED AND RESTATED RECEIVABLES SALE AND SERVICING

AGREEMENT

Dated as of May 5, 2008

THIS AMENDMENT NO. 7 (this “Amendment”) is entered into as of May 5, 2008, by and among SYNNEX CORPORATION, a Delaware corporation (“Synnex”), individually, and as originator and as servicer (in such capacity, the “Servicer”), SIT FUNDING CORPORATION, a Delaware corporation (the “Borrower”), SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as a lender, MANHATTAN ASSET FUNDING COMPANY LLC (“MAFC”), as a lender, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as a lender, as Swing Line Lender (in its capacities as a lender and Swing Line Lender, the “Lender”, and together with SMBC and MAFC, the “Lenders”) and as administrative agent (in such capacity, the “Administrative Agent”), as parties to the Sale Agreement, as referred to below. Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings given such terms in Annex X to the Sale Agreement.

RECITALS:

WHEREAS, Synnex, individually and as an originator, the Borrower, as buyer, and each of the persons signatory thereto from time to time as originators are parties to that certain Second Amended and Restated Receivables Sale and Servicing Agreement, dated as of February 12, 2007 (as amended by that certain Amendment No. 1 dated August 31, 2007, that certain Amendment No. 2 dated November 30, 2007, that certain Amendment No. 3 dated November 30, 2007, that certain Amendment No. 4 dated February 11, 2008, that certain Amendment No. 5 dated March 27, 2008 and that certain Amendment No. 6 dated April 1, 2008, and as further amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”);

WHEREAS, Borrower has requested that Buyer, Lenders and Administrative Agent agree to amend on the terms set forth herein certain sections of the Sale Agreement to permit the issuance and repurchase of convertible senior notes (the “Convertible Senior Notes”) with a final maturity date of not less than ten (10) years from the date of issuance in a principal amount not to exceed $150,000,000;

WHEREAS, Buyer, Lenders and Administrative Agent desire to amend the Sale Agreement on the terms and conditions set forth herein;

AMENDMENT NO. 7

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Synnex, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

Section 1. Amendment. As of the Effective Date (as hereafter defined), and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the parties hereto agree as follows:

1.1 Section 4.03(e) is hereby amended by deleting clause (ii) of such Section and replacing it in its entirety with the following:

“(ii) make any material change in its capital structure as described on Schedule 4.01(h), including the issuance or repurchase of any shares of Stock, warrants or other securities convertible into Stock or any revision of the terms of its outstanding Stock; provided that Originator shall be permitted to issue and repurchase the Convertible Senior Notes (as defined in Annex A of the Credit Agreement) as set forth in the Credit Agreement or”

Section 2. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) when, and only when:

2.1 The Administrative Agent and the Lender shall have received counterparts of this Amendment duly executed by each of the parties hereto; and

2.2 Each of the following conditions shall have been satisfied:

(a) each representation and warranty by the Borrower and Synnex contained in the Sale Agreement (as amended hereby), Funding Agreement and in each other Related Document shall be true and correct as of the date hereof, except to the extent that such representation or warranty expressly relates solely to an earlier date; and

(b) no Incipient Termination Event or Termination Event hereunder or any “Event of Default” under (and as defined in) the Credit Agreement (as in effect on the date hereof) shall have occurred and be continuing or would result after giving effect to any of the transactions contemplated on the date hereof.

2.3 The Administrative Agent shall have received a fully executed Amendment No. 12 to the Credit Agreement.

Section 3. Representations and Warranties. Each of Synnex and the Borrower hereby represents and warrants that this Amendment and each of the Sale Agreement, as amended hereby, constitute legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their respective terms.

Section 4. Reference to and Effect on Related Documents.

4.1 Upon the effectiveness of this Amendment pursuant to Section 2 hereof, on and after the Effective Date, each reference to the Sale Agreement in any of the Related Documents shall mean and be a reference to the Sale Agreement, as amended hereby.

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4.2 Except as specifically set forth above, the Sale Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Borrower, the Administrative Agent or the Lender nor constitute a waiver of any provision of any of the Related Documents, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Section 5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 7. Entire Agreement. This Amendment, taken together with the Sale Agreement and all of the other Related Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

Section 9. No Course of Dealing. The Administrative Agent and the Lender have entered into this Amendment on the express understanding with the Borrower and Synnex that in entering into this Amendment, it is not establishing any course of dealing with the Borrower or Synnex. The rights of the Administrative Agent or the Lender to require strict performance with all the terms and conditions of the Sale Agreement as amended by this Amendment and the other Related Documents shall not in any way be impaired by the execution of this Amendment. The Administrative Agent or the Lender shall not be obligated in any manner to execute any further amendments or waivers, and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are acceptable to them, the Administrative Agent or the Lender may require the payment of fees in connection therewith.

Section 10. Waiver of Claims. In consideration for the execution by the Lenders of this Amendment, the Borrower hereby waives each and every claim, defense, demand, action and suit of any kind or nature whatsoever against the Lenders and each other Affected Party arising on or prior to the date hereof in connection with the Sale Agreement, any of the Related Documents and the transactions contemplated thereby.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SYNNEX CORPORATION, individually, and as an Originator and as the Servicer

By:	/s/ Simon Y. Leung
Simon Y. Leung General Counsel and Corporate Secretary

SIT FUNDING CORPORATION, as Borrower

By:	/s/ Simon Y. Leung
Simon Y. Leung General Counsel and Corporate Secretary

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Signature Page to

AMENDMENT NO. 7

Acknowledged and Agreed:	GENERAL ELECTRIC CAPITAL CORPORATION

	By:	/s/ David Johnson
Name: David Johnson Title: Duly Authorized Signatory

[Signatures continue on following page]

Signature Page to

AMENDMENT NO. 7

Consented to and Acknowledged by:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Katsutoshi Nishimura
Name: Katsutoshi Nishimura Title: Senior Vice President

MANHATTAN ASSET FUNDING COMPANY LLC

By:	MAF RECEIVABLES CORP., its sole member

By:	/s/ Philip A. Martone
Name: Philip A. Martone Title: Vice President

Signature Page to

AMENDMENT NO. 7